EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of First Federal Bancshares of Arkansas, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months and nine months ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                   /s/Sherri R. Billings
                                   __________________________________
                                   Sherri R. Billings
                                   EVP/Chief Financial Officer

Date: November 3, 2003